MAST0406B  30 year  5.5's          User ID: obrienci          Deals Directory:

/home/obrienci/DEALS

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Collateral Description         Date:    06/22/2004   20:18:04

UBS Investment Bank

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Settlement Date:  6/30/2004  WHOLE 30 year  WAC: 5.77  WAM: 353.00  Pricing

Speed:  300  PSA

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 Num            Name       Bond   PassThru        WAC   WAM  WALA       Date

Factor    Bal owned     Bal used    Orig used *       In Box

   1           WHOLE          1    5.50000         5.77000   353                6     0/   0

0.00000000 195000000.00 195000000.00          Inf           0.00

                                                                           5.77 353.00  6.00

195000000.00  195000000.00           Inf           0.00